UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☑	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

IVERIC bio, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

IVERIC bio, Inc.

8 Sylvan Way

Parsippany, NJ 07054

(609) 474-6455

ADDITIONAL INFORMATION REGARDING THE

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, MAY 17, 2023

The following Notice of Change of Location relates to the proxy statement of IVERIC bio, Inc., a Delaware corporation, dated April 5, 2023, as previously filed by us with the Securities and Exchange Commission, and furnished to our stockholders in connection with the solicitation of proxies by our board of directors for the 2023 annual meeting of stockholders to be held on May 17, 2023. This supplement is being filed with the Securities and Exchange Commission and is being made available to our stockholders on or about May 5, 2023.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

NOTICE OF CHANGE OF LOCATION

OF THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, MAY 17, 2023

To the IVERIC bio, Inc. Stockholders:

The proxy statement (the “proxy statement”) of IVERIC bio, Inc., a Delaware corporation (“IVERIC”), dated April 5, 2023, provides that our stockholders would have the option to attend the 2023 annual meeting of stockholders (the “2023 annual meeting”) either in-person at our principal business offices at 8 Sylvan Way, Parsippany, New Jersey or via a virtual live webcast at www.meetnow.global/MYVZSYQ.

NOTICE IS HEREBY GIVEN that the location of the 2023 annual meeting has been changed to a virtual meeting format only. You will not be able to attend the 2023 annual meeting in person. As previously announced, the 2023 annual meeting will be held on Wednesday, May 17, 2023, beginning at 9:00 a.m., Eastern Time. The time and date of the 2023 annual meeting have not changed.

All references in the proxy statement and related proxy materials to the previously scheduled location of the 2023 annual meeting are superseded and replaced by the information contained in this supplement.

Additional Information

There is no change to the proposals to be presented to our stockholders for consideration at the 2023 annual meeting. A revised Notice of Annual Meeting of Stockholders, reflecting the change in the location of the 2023 annual meeting, is attached, and is being mailed to all holders of record.

A revised proxy card, reflecting the change in the location of the 2023 annual meeting, has been made available. If you have already voted and do not wish to change your vote, you do not need to do anything. Stockholders may also continue to use the form of proxy previously provided by our board of directors.

If you have any questions about our proxy statement, this supplement or the 2023 annual meeting, or if you need assistance with the voting procedures, including casting or changing your vote, you should contact Todd D.C. Anderman, of IVERIC, at (212) 845-8240.

By order of the board of directors,

/s/ Todd D.C. Anderman
Todd D.C. Anderman
Corporate Secretary

Parsippany, New Jersey

May 5, 2023

IVERIC bio, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on Wednesday, May 17, 2023

The 2023 annual meeting of stockholders (the “2023 annual meeting”) of IVERIC bio, Inc., a Delaware corporation (“IVERIC”), will be held on Wednesday, May 17, 2023, beginning at 9:00 a.m., Eastern time. In an effort to provide our stockholders with enhanced accessibility to the 2023 annual meeting, we will again be conducting the annual meeting on a virtual basis in what we refer to as a virtual meeting format. You will be able to attend the virtual annual meeting via a live webcast at www.meetnow.global/MYVZSYQ. At our virtual annual meeting, you will be able to vote your shares and submit your questions before and during the meeting online. You will need a control number to vote your shares electronically during the meeting. Instructions for obtaining a control number are included in the accompanying proxy statement. If you do not have a control number, you may participate as a Guest.

The 2023 annual meeting will consider and act upon the following matters:

1.    To elect three class I directors of our board of directors to serve until the 2026 annual meeting of stockholders or until their respective successors have been duly elected and qualified;

2.    To hold a non-binding, advisory vote to approve named executive officer compensation;

3.    To approve an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock to 300,000,000 shares;

4.    To approve the IVERIC bio, Inc. 2023 Stock Incentive Plan;

5.    To ratify the selection of Ernst & Young LLP as IVERIC’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

6.    To transact such other business as may properly come before the 2023 annual meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on March 27, 2023 are entitled to notice of and will be entitled to vote at the 2023 annual meeting or any adjournment or postponement thereof. A complete list of registered stockholders as of the close of business on the record date will be available for inspection by stockholders of record during the entirety of the annual meeting at www.meetnow.global/MYVZSYQ.

This year, similar to last year, we have elected to use the notice and access rules adopted by the Securities and Exchange Commission to provide our stockholders access to our proxy materials and our Annual Report on Form 10-K for the year ended December 31, 2022 (the “Annual Report”) by notifying you of the availability of our proxy materials and our Annual Report via the Internet. The notice and access model provides us with a fast, efficient and lower cost way to furnish stockholders with their proxy materials and reduces our impact on the environment. As a result, on or about April 6, 2023, we began to mail to our stockholders a “Notice Regarding the Availability of Proxy Materials” (the “Notice”) with instructions on how to access the proxy materials and our Annual Report via the Internet (or how to request a paper copy) and how to vote online or by telephone. We will also deliver printed versions of the proxy materials to stockholders who request paper copies of the proxy materials. On the date of the mailing of the Notice, all stockholders will be able to access the proxy materials on a website referred to, and at the URL address included in, the Notice. These proxy materials will be available free of charge.

Further information about how to attend and participate in the 2023 annual meeting online, vote your shares before or during the meeting and to submit your questions before and during the meeting is included in the accompanying proxy statement.

By order of the board of directors,

/s/ Todd D.C. Anderman
Todd D.C. Anderman
Corporate Secretary

Parsippany, New Jersey

April 5, 2023 (May 5, 2023 as to revised location of the 2023 annual meeting)

IF YOU ARE A RECORD OWNER, YOU DO NOT NEED TO REGISTER IN ADVANCE TO JOIN THE ANNUAL MEETING AND VOTE YOUR SHARES. YOUR CONTROL NUMBER IS ON YOUR NOTICE AND, IF YOU CHOOSE TO REQUEST PAPER COPIES OF PROXY MATERIALS, YOUR PROXY CARD. ALTERNATIVELY, YOU MAY SUBMIT YOUR VOTE VIA THE INTERNET BEFORE THE ANNUAL MEETING OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS SET FORTH ON YOUR NOTICE OR, IF YOU CHOOSE TO REQUEST PAPER COPIES OF PROXY MATERIALS, YOUR PROXY CARD. IF YOU WISH TO VOTE BY MAIL, YOU WILL NEED TO REQUEST PAPER COPIES OF PROXY MATERIALS AND FOLLOW THE INSTRUCTIONS ON YOUR PROXY CARD.

IF YOU ARE A BENEFICIAL (BUT NOT RECORD) OWNER, FOR EXAMPLE, IF YOUR SHARES ARE HELD BY YOUR BROKERAGE FIRM, IF YOU WISH TO VOTE YOUR SHARES DURING THE ANNUAL MEETING, YOU WILL NEED TO REGISTER IN ADVANCE TO OBTAIN A CONTROL NUMBER BY FOLLOWING THE INSTRUCTIONS IN THE ACCOMPANYING PROXY STATEMENT. ALTERNATIVELY, YOU MAY SUBMIT YOUR VOTE BEFORE THE ANNUAL MEETING BY FOLLOWING INSTRUCTIONS FROM YOUR BROKERAGE FIRM.

THE VIRTUAL MEETING WILL BEGIN PROMPTLY AT 9:00 A.M., EASTERN TIME. WE ENCOURAGE YOU TO ACCESS THE MEETING IN ADVANCE OF THE START TIME.

01 - Ms. Jane Henderson 02 - Dr. Pravin Dugel For Withhold For Withhold 1UPX 03 - Mr. Glenn Sblendorio For Withhold Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03SJBC + + A Proposals — The Board of Directors of IVERIC bio, Inc. recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposal 2, 3, 4, and 5. 2. To approve, on a non-binding, advisory basis, our named executive officer compensation as described in the proxy statement. 1. Election of Three Class I Directors: For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Annual Meeting Proxy Card 4. To approve the IVERIC bio, Inc. 2023 Stock Incentive Plan as described in the proxy statement. 3. To approve an Amendment to the Company's restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 200,000,000 to 300,000,000. 5. To ratify the selection of Ernst and Young LLP as IVERIC bio's independent registered Public Accounting Firm for the Fiscal Year ending December 31, 2023. For Against Abstain In their discretion, the Proxies are authorized to vote upon any other business that may properly come before the meeting or at any adjournment(s) or postponement(s) thereof. 1234 5678 9012 345 MMMMMMMMM 579562 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T MMMMMMMMMMMM MMMMMMM If no electronic voting, delete QR code and control # Δ ≈ 000001MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/ISEE or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/ISEE Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/ISEE IVERIC bio, Inc. 8 Sylvan Way Parsippany, NJ 07054 Annual Meeting of Stockholders – May 17, 2023 Proxy Solicited on Behalf of the Board of Directors The undersigned, revoking all prior proxies, hereby appoints Glenn P. Sblendorio and Todd D.C. Anderman, or any of them, as Proxies, the true and lawful attorneys in fact, agents and proxies of the undersigned with full power of substitution for and on behalf of the undersigned at the 2023 Annual Meeting of Stockholders of IVERIC bio, Inc. to be held on May 17, 2023, at 9:00 a.m., Eastern Time, and at any and all postponements or adjournments thereof. The undersigned hereby directs the said Proxies to vote in accordance with their judgment on any matters which may properly come before the 2023 Annual Meeting, all as indicated in the Notice of Annual Meeting, the receipt of which is hereby acknowledged, and to act on the following matters set forth in such notice as specified by the undersigned. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” EACH OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, 4 AND 5. IN THE DISCRETION OF THE PROXIES ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE 2023 ANNUAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. Should a director nominee be unable to serve, this proxy may be voted for a substitute selected by the Board of Directors. PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE UNLESS YOU VOTE OVER THE INTERNET OR BY TELEPHONE. Proxy — IVERIC bio, Inc. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + + Change of Address — Please print new address below. Comments — Please print your comments below. C Non-Voting Items The 2023 Annual Meeting of Stockholders of IVERIC bio, Inc. will be held on Wednesday, May 17, 2023 at 9:00 a.m. via a live webcast at www.meetnow.global/MYVZSYQ. To access the meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.